Pursuant to Rule 497(e)
                                                       Registration Nos. 2-92665
                                                                        33-78264



                              EXCELSIOR FUNDS, INC.
                              EXCELSIOR FUNDS TRUST

                          Excelsior Institutional Funds

                                   Money Fund
                          Value and Restructuring Fund
                               Mid Cap Value Fund
                            International Equity Fund
                             Total Return Bond Fund
                                   Income Fund
                                 High Yield Fund


                         Supplement dated March 21, 2005
                      to the Prospectus dated July 29, 2004
                       (as supplemented January 25, 2005)


        On page 29 of the Excelsior Institutional Funds' Prospectus, the second paragraph under the heading "Portfolio Managers" is revised to read as follows:

        "Alexander D. Powers and Michael Zazzarino serve as portfolio co-managers for the Income and Total Return Bond Funds' portfolios. Mr. Powers is primarily responsible for the day-to-day management of the Funds. Mr. Powers, a Managing Director, has served as portfolio manager or co-manager of the Income and Total Return Bond Funds since joining U.S. Trust in 1996. From 1988 to 1996, he was the head of Taxable Fixed-Income at Chase Asset Management. Mr. Zazzarino, a Managing Director, has been the Fund's portfolio co-manager since joining U.S. Trust in March 2005. Prior to joining U.S. Trust, he was a Vice President and Portfolio Manager in the Core Fixed Income Group at Brown Brothers Harriman from December 1998 to February 2005."